INVESTMENT ADVISER OF
TOTAL RETURN PORTFOLIO
Boston Management and Research
24 Federal Street
Boston, MA 02110

ADMINISTRATOR OF EV TRADITIONAL
TOTAL RETURN FUND
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(800) 482-8260

CUSTODIAN
Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537

TRANSFER AGENT
First Data Investor Services Group, Inc.
P.O. Box 5123
Westborough, MA 01581-5123

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Ma 02109


This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.


EV TRADITIONAL TOTAL RETURN FUND
24 FEDERAL STREET
BOSTON, MA 02110                                                   T-TMSRC-1/97

                                     [Logo]

                               [Graphic Omitted]

                                 EV Traditional
                                  Total Return
                                      Fund


Annual

Shareholder Report

December 31, 1996

To Shareholders

EV Traditional Total Return Fund had a total return of 7.0% for the year ended December 31, 1996. This return, which did not include the 4.75% initial sales charge, resulted from income and capital gain distributions of $0.522 and $0.45 per share, respectively, offset in part by a $0.36 decline in the Fund's net asset value from $9.13 per share to $8.77 per share.

By comparison, the average total return for mutual funds in the Lipper Utility Funds Category,* which consists of 90 mutual funds primarily invested in utility stocks, was 9.9% during the year.*

DESPITE A GOOD YEAR FOR THE ECONOMY, RISING INTEREST RATES HINDERED UTILITY STOCKS...

The U.S. economy in 1996 experienced a year of growth, low inflation, and rising employment. The annualized rate of economic growth, as measured by the U.S. Commerce Department's quarterly report of Gross Domestic Product (GDP), was 2.0%, 4.7%, 2.1%, and 4.7%, for the four quarters of the year, respectively. Inflation, as measured by the Consumer Price Index (CPI), was 3.3% for the year as a whole (not seasonally adjusted). Unemployment remained at a low level of 5.3% in December.

In contrast to the stock market, the bond market did not fare as well in 1996. The yield on the 30-year Treasury bond, a bellwether of bond market activity, rose to 6.64% by December 31, 1996, from 6.02% at the beginning of the year. The Lehman Brothers Government/Corporate Bond Index* -- an unmanaged index of government and corporate bonds -- had a total return of only 2.9% for the year.

The general upward trend of interest rates had an adverse effect on the prices of electric utility stocks, which are correlated with interest rate movements. As a result, utility stocks underperformed the overall stock market, as measured by the S&P 500 Index,* a broadly based, unmanaged index of common stocks traded in the U.S., which had a total return of 22.9% for the year.

SIGNIFICANT CHANGES AFFECTED BOTH THE ELECTRIC UTILITY AND TELECOMMUNICATIONS INDUSTRIES IN 1996...

Three significant developments in 1996 illustrated the vast changes occurring in the electric utility and telecommunications industries: the passage of the Telecommunications Reform Act; the continued deregulation of the electric utility industry; and a wave of merger and acquisition activity in both industries. Change introduces new risks and creates investment opportunities. In such an environment, careful selection and diversification are critical to investment success.

                                         Sincerely,
                                      /s/M. Dozier Gardner
[photo of M. Dozier Gardner]             M. Dozier Gardner
                                         President
                                         February 7, 1997

     -------------------------------------------------------------------------
             Fund shares are not guaranteed by the FDIC and are not
             deposits or other obligations of, or guaranteed by, any
         depository institution. Shares are subject to investment risks, including possible loss of principal invested.
     -------------------------------------------------------------------------

*It is not possible to invest directly in an index or a Lipper category.

Management Discussion

An interview with Timothy P. O'Brien, Vice President and Portfolio Manager of the Total Return Portfolio.

Q. HOW WOULD YOU CHARACTERIZE THE ELECTRIC UTILITY AND TELECOMMUNICATIONS INDUSTRIES OVER THE PAST YEAR?

A. Both industries experienced significant change in 1996. Interest rates were rising during a good portion of the year, which hindered the performance of electric utility stocks, and the passage of the Telecommunications Reform Act in February led to a great deal of uncertainty within that industry. Although there was a great deal of merger & acquisition activity in both industries, this did not really increase stock prices. In the telecommunications industry, the acquisition prices were, in many cases, at or below the current share prices. Bell Atlantics acquisition of Nynex at a below-market price is one such example. In the electric utility industry, most transactions have been held up by regulatory obstacles. The high level of M&A activity is indicative of significant changes in these two industries, both of which are undergoing deregulation and reform. As this restructuring continues, both industries will be characterized by a combination of opportunity and uncertainty. However, this environment presents us with the exciting challenge of ferreting out those companies which can succeed in their newly restructured industries.


Q. WHEN DO YOU ANTICIPATE THAT INCREASED PRODUCTIVITY AND EFFICIENCY WILL TRANSLATE INTO HIGHER STOCK PRICES FOR ELECTRIC UTILITY COMPANIES AND/OR LOWER RATES FOR CONSUMERS?

A. It will take some time, because many of the acquisitions that have been announced have not yet been consummated. A number were announced two years ago and still have not been completed. It is very difficult to merge electric utilities in this country due to the archaic regulatory structure which is still in place. As a result, more mergers are occurring between electric and gas utilities, where fewer anti-trust restrictions exist. As regulations slowly change, more and more deals that make economic sense and are clearly in the public interest will likely fall into place. When consolidation among electric utility companies begins to move forward more rapidly, the economies of scale needed to lower rates will be achieved.


[photo of Timothy P. O'Brien]


Q. IS THERE ANY UPCOMING LEGISLATION WHICH WILL AFFECT ELECTRIC UTILITY
   COMPANIES?

A. There has been a great deal of activity at the state level -- especially dealing with so-called "stranded investments", which are power generating facilities that have been replaced by less expensive power sources. California, Massachusetts and Rhode Island are examples of states which have been more innovative in dealing with regulatory reform. However, federal legislation, which would preempt the states, is probably unlikely in the near term.


Q. HOW WELL HAS THE TELECOMMUNICATIONS REFORM ACT WORKED?

A. The Act was intended to inject competition into the local telephone market and to favor facilities-based competition over resale competition. In the year since the Acts passage, there has been gradual -- if slow -- progress. I suspect that the main decision points will be worked out within the judicial system and the Federal Communications Commission (FCC) over the next several years. Clearly, the local telephone companies, which have monopolies in their areas, would like to stall the process for as long as possible -- which, in fact, is what they are doing. The big long distance companies, meanwhile, are experiencing a loss of market share in their core businesses.


Q. HOW HAS THE FUND'S RETURN COMPARED WITH THOSE OF OTHER UTILITY FUNDS?

A. Through the third quarter of this year the Fund was among the top Funds in its peer group. During the fourth quarter, however, we were slightly underweighted in natural gas stocks, and very underweighted in telecommunications stocks -- both of which performed very well in the final quarter of 1996. As a result, we ended the year with a slight underperformance. It is important to note, however, that past performance is not an indication of future results, and that it is often more telling to look at the performance of a fund over a long period, such as three to five years, rather than over one quarter or one year.


Q. WHAT STOCKS WOULD YOU LIKE TO HIGHLIGHT FOR SHAREHOLDERS READING THIS REPORT?

A. Edison International, a California utility which is one of the top holdings that we discussed in the June 30, 1996 report, is worth mentioning again. The price had dropped significantly due to legislative problems regarding stranded assets. We were able to accumulate shares at these lower prices during the first four months of this year and benefited when the legislation worked out in the companys favor. We knew the company had relatively low risk and was a good value. We also suspected that the stranded asset problem would be resolved. As it turned out, our analysis proved correct, and the stock appreciated very nicely in the second half of the year.


Q. WHAT ARE THIS FUND'S GREATEST STRENGTHS?

A. Historically, this Fund has had a competitive dividend, which has improved over the years. We were forced to cut the dividend several times in 1993-1994, but have raised it since then to the point where the Fund is now one of the top-yielding utility funds available. Obviously, it is impossible to guarantee that this yield will be sustained, but we have found opportunities over the years to boost the yield and will continue to seek them. In addition to the yield, there is potential for capital appreciation, as the performance of the first three quarters of this year and that of last year illustrates.


INVESTING IN HIGH-QUALITY HOLDINGS WITH ATTRACTIVE YIELDS...

TOP 10 EQUITY HOLDINGS*

Enserch Corp.
Florida Progress Corp.
DPL, Inc.
Cali Realty, Inc.
CINergy Corp.
Edison International
FPL Group, Inc.
NIPSCO Industries, Inc.
PowerGen PLC
Texas Utilities, Inc.


IN A VARIETY OF INDUSTRY SECTORS AND FINANCIAL INSTRUMENTS...

PORTFOLIO SECTOR BREAKDOWN*


CONVERTIBLE
 PREFERRED  CORPORATE  PREFERRED   FINANCIAL  NATURAL GAS  CONVERTIBLE           TELEPHONE     ELECTRIC
   STOCK      BONDS      STOCK      STOCKS     UTILITIES      BONDS      REITS   UTILITIES     UTILITIES

   3%           1%         4%          5%         8%            8%        11%        12%          48%


*By market value as of December 31, 1996. Due to active management, portfolio holdings and sector breakdown are subject to change.


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
EV TRADITIONAL TOTAL RETURN FUND AND THE STANDARD AND POOR'S 500
From December 31, 1986, through December 31, 1996

AVERAGE ANNUAL               1       5     10     Value at
   RETURNS                 Year    Years  Years   12/31/96
With Max. Sales Charge      1.9%    5.9%   7.6%    $20,721
Without Max. Sales Charge   7.0%    6.9%   8.1%    $21,750

EV TRADITIONAL TOTAL RETURN FUND
FUND, INCLUDING MAXIMUM SALES CHARGE
S&P 500

EVTMX vs. S&P 500

Date              Fund/NAV                 Fund/OP                   S&P 500
12/31/86          $10,000                  $ 9,527                   $10,000
 1/31/87          $11,004                  $10,484                   $11,347
 2/28/87          $10,561                  $10,061                   $11,795
 3/31/87          $10,403                  $ 9,911                   $12,135
 4/30/87          $10,067                  $ 9,591                   $12,028
 5/31/87          $ 9,997                  $ 9,524                   $12,132
 6/30/87          $10,360                  $ 9,870                   $12,744
 7/31/87          $10,412                  $ 9,919                   $13,390
 8/31/87          $10,729                  $10,222                   $13,889
 9/30/87          $10,637                  $10,134                   $13,585
10/31/87          $ 8,764                  $ 8,349                   $10,660
11/30/87          $ 8,358                  $ 7,963                   $ 9,781
12/31/87          $ 8,418                  $ 8,020                   $10,525
 1/31/88          $ 9,260                  $ 8,822                   $10,983
 2/28/88          $ 9,060                  $ 8,632                   $11,474
 3/31/88          $ 8,690                  $ 8,279                   $11,123
 4/30/88          $ 8,701                  $ 8,290                   $11,265
 5/31/88          $ 9,118                  $ 8,687                   $11,337
 6/30/88          $ 9,139                  $ 8,707                   $11,864
 7/31/88          $ 9,024                  $ 8,597                   $11,835
 8/31/88          $ 8,967                  $ 8,543                   $11,414
 9/30/88          $ 9,235                  $ 8,798                   $11,903
10/31/88          $ 9,410                  $ 8,965                   $12,249
11/30/88          $ 9,352                  $ 8,909                   $12,054
12/31/88          $ 9,423                  $ 8,977                   $12,267
 1/31/89          $ 9,649                  $ 9,192                   $13,176
 2/28/89          $ 9,482                  $ 9,034                   $12,832
 3/31/89          $ 9,601                  $ 9,147                   $13,136
 4/30/89          $10,049                  $ 9,574                   $13,836
 5/31/89          $10,545                  $10,046                   $14,365
 6/30/89          $10,824                  $10,312                   $14,294
 7/31/89          $11,425                  $10,885                   $15,599
 8/31/89          $11,351                  $10,815                   $15,884
 9/30/89          $11,414                  $10,874                   $15,823
10/31/89          $11,538                  $10,993                   $15,467
11/30/89          $11,874                  $11,313                   $15,767
12/31/89          $12,575                  $11,981                   $16,148
 1/31/90          $11,791                  $11,234                   $15,079
 2/28/90          $11,778                  $11,221                   $15,250
 3/31/90          $11,855                  $11,294                   $15,662
 4/30/90          $11,444                  $10,903                   $15,290
 5/31/90          $11,932                  $11,368                   $16,746
 6/30/90          $11,778                  $11,221                   $16,647
 7/31/90          $11,908                  $11,345                   $16,607
 8/31/90          $11,283                  $10,750                   $15,087
 9/30/90          $11,545                  $11,000                   $14,362
10/31/90          $12,338                  $11,755                   $14,314
11/30/90          $12,510                  $11,918                   $15,221
12/31/90          $12,594                  $11,999                   $15,648
 1/31/91          $12,358                  $11,774                   $16,342
 2/28/91          $12,803                  $12,197                   $17,485
 3/31/91          $13,126                  $12,506                   $17,918
 4/30/91          $13,084                  $12,465                   $17,976
 5/31/91          $12,830                  $12,224                   $18,721
 6/30/91          $12,703                  $12,103                   $17,876
 7/31/91          $13,232                  $12,606                   $18,728
 8/31/91          $13,646                  $13,001                   $19,147
 9/30/91          $14,268                  $13,594                   $18,831
10/31/91          $14,456                  $13,773                   $19,103
11/30/91          $14,674                  $13,980                   $18,313
12/31/91          $15,568                  $14,832                   $20,406
 1/31/92          $14,817                  $14,117                   $20,048
 2/28/92          $14,658                  $13,965                   $20,287
 3/31/92          $14,433                  $13,751                   $19,892
 4/30/92          $14,838                  $14,137                   $20,500
 5/31/92          $15,195                  $14,476                   $20,573
 6/30/92          $15,211                  $14,492                   $20,269
 7/31/92          $16,180                  $15,415                   $21,121
 8/31/92          $16,065                  $15,306                   $20,667
 9/30/92          $16,150                  $15,387                   $20,908
10/31/92          $16,017                  $15,260                   $21,003
11/30/92          $16,134                  $15,371                   $21,689
12/31/92          $16,595                  $15,810                   $21,959
 1/31/93          $17,056                  $16,249                   $22,164
 2/28/93          $18,155                  $17,297                   $22,447
 3/31/93          $18,335                  $17,468                   $22,918
 4/30/93          $18,263                  $17,400                   $22,391
 5/31/93          $18,138                  $17,280                   $22,955
 6/30/93          $18,664                  $17,781                   $23,028
 7/31/93          $19,118                  $18,214                   $22,960
 8/31/93          $19,717                  $18,785                   $23,805
 9/30/93          $19,606                  $18,679                   $23,622
10/31/93          $19,220                  $18,312                   $24,133
11/30/93          $17,954                  $17,105                   $23,875
12/31/93          $18,170                  $17,311                   $24,169
 1/31/94          $17,083                  $17,037                   $25,009
 2/28/94          $17,153                  $16,342                   $24,312
 3/31/94          $16,781                  $15,987                   $23,254
 4/30/94          $17,070                  $16,263                   $23,582
 5/31/94          $16,371                  $15,597                   $23,933
 6/30/94          $15,907                  $15,155                   $23,352
 7/31/94          $16,138                  $15,375                   $24,145
 8/31/94          $16,020                  $15,263                   $25,115
 9/30/94          $15,736                  $14,992                   $24,492
10/31/94          $15,754                  $15,009                   $25,063
11/30/94          $15,732                  $14,989                   $24,132
12/31/94          $15,938                  $15,185                   $24,488
 1/31/95          $16,397                  $15,622                   $25,138
 2/28/95          $16,269                  $15,500                   $26,101
 3/31/95          $16,246                  $15,478                   $26,870
 4/30/95          $16,498                  $15,718                   $27,686
 5/31/95          $17,303                  $16,485                   $28,756
 6/30/95          $17,408                  $16,585                   $29,432
 7/31/95          $17,855                  $17,011                   $30,430
 8/31/95          $18,090                  $17,235                   $30,484
 9/30/95          $18,950                  $18,054                   $31,769
10/31/95          $19,142                  $18,237                   $31,676
11/30/95          $19,443                  $18,524                   $33,040
12/31/95          $20,327                  $19,366                   $33,681
 1/31/96          $20,816                  $19,832                   $34,843
 2/28/96          $20,678                  $19,701                   $35,147
 3/31/96          $20,588                  $19,614                   $35,489
 4/30/96          $20,429                  $19,463                   $36,034
 5/31/96          $20,966                  $19,975                   $36,927
 6/30/96          $21,325                  $20,317                   $37,080
 7/31/96          $20,299                  $19,339                   $35,455
 8/31/96          $21,000                  $20,007                   $36,194
 9/30/96          $21,155                  $20,154                   $38,228
10/31/96          $21,472                  $20,457                   $39,296
11/30/96          $21,766                  $20,737                   $42,249
12/31/96          $21,750                  $20,721                   $41,411

Past performance is not indicative of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

THE FUND'S PERFORMANCE
In accordance with guidelines issued by the Securities and Exchange Commission, the chart above compares the Fund's total return with that of a broad-based securities market index. The lines on the chart represent the total returns of a $10,000 hypothetical investment in the Fund and the Standard & Poor's 500 Index.

TOTAL RETURN FIGURES
The solid red line on the chart represents the Fund's performance at net asset value. The total return figure reflects Fund expenses and transaction costs. The dotted red line represents the Funds performance including the Fund's 4.75% maximum initial sales charge. The solid black line represents the performance of the Standard & Poor's 500 Index, a broad-based, widely recognized unmanaged index of 500 large capitalization common stocks traded in the U.S. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in the Index.

                       EV TRADITIONAL TOTAL RETURN FUND
                             FINANCIAL STATEMENTS

                     STATEMENT OF ASSETS AND LIABILITIES

------------------------------------------------------------------------------
                              December 31, 1996
------------------------------------------------------------------------------
ASSETS:
  Investment in Total Return Portfolio (Portfolio) at value
    (Note 1A)                                                   $399,108,502
  Receivable for Fund shares sold                                  3,845,037
                                                                ------------
      Total assets                                              $402,953,539

LIABILITIES:
  Payable for Fund shares redeemed                    $670,096
  Payable to affiliate -
    Trustees' fees                                         835
  Accrued expenses                                     308,693
                                                       -------
      Total liabilities                                              979,624
                                                                ------------
NET ASSETS for 45,842,355 shares of beneficial interest
  outstanding                                                   $401,973,915
                                                                ============
SOURCES OF NET ASSETS:
  Paid-in capital                                               $278,960,667
  Accumulated undistributed net investment income                 52,727,791
  Accumulated net realized gain on investment
    transactions (computed on the basis of identified cost)       21,791,760
  Unrealized appreciation of investments (computed
    on the basis of identified cost)                              48,491,697
                                                                ------------
      Total net assets                                          $401,973,915
                                                                ============

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  ($401,973,915 / 45,842,355 shares of beneficial interest
    outstanding)                                                    $8.77
                                                                    =====
COMPUTATION OF OFFERING PRICE:
  Offering price per share (100/95.25 of $8.77)                     $9.21
                                                                    =====
On sales of $100,000 or more, the offering price is reduced.




    The accompanying notes are an integral part of the financial statements

                           STATEMENT OF OPERATIONS
------------------------------------------------------------------------------
                       For the Year Ended December 31, 1996
------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1B):
  Dividend income allocated from Portfolio (net of
    withholding tax of $1,368,538)                                $25,525,899
  Interest income allocated from Portfolio                          3,799,210
  Expenses allocated from Portfolio                                (3,677,267)
                                                                  -----------
      Total investment income                                     $25,647,842

  Expenses -
    Compensation of Trustees not members of the
      Investment Adviser's organization (Note 5)   $      5,426
    Custodian fee                                        18,018
    Service fee (Note 4)                              1,014,582
    Transfer and dividend disbursing agent fees         334,394
    Printing and postage                                134,894
    Legal and accounting services                        12,120
    Miscellaneous                                        86,576
                                                   ------------
      Total expenses                                                1,606,010
                                                                  -----------
        Net investment income                                     $24,041,832

REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO:
  Net realized gain (identified cost basis)
    Investment transactions                        $ 41,778,398
    Foreign currency and forward foreign currency
      contracts                                          12,926
                                                   ------------
        Net realized gain on investment
          transactions and foreign currency
          (identified cost basis) -                $ 41,791,324
  Change in unrealized appreciation of investments  (37,254,680)
                                                   ------------
        Net realized and unrealized gain on
          investments                                               4,536,644
                                                                  -----------
          Net increase in net assets resulting from operations    $28,578,476
                                                                  ===========





    The accompanying notes are an integral part of the financial statements

                      STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------
                                                    YEAR ENDED DECEMBER 31,
                                                ------------------------------
                                                     1996            1995
                                                --------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations -
    Net investment income                       $  24,041,832   $  19,817,769
    Net realized gain on investments               41,791,324      15,408,374
    Change in unrealized appreciation of
      investments                                 (37,254,680)     72,148,280
                                                -------------   -------------
      Net increase in net assets resulting
        from operations                         $  28,578,476   $ 107,374,423
                                                -------------   -------------
Distributions to shareholders -
  From net investment income                    $ (23,803,563)  $ (19,282,519)
  In excess of net investment income                  --           (2,062,200)
  From net realized gain on investments           (19,614,278)     (3,821,636)
  In excess of net realized gain on investment
    transactions                                      --           (3,085,824)
                                                -------------   -------------
    Total distributions to shareholders         $ (43,417,841)  $ (28,252,179)
                                                -------------   -------------
Net decrease in net assets from Fund share
  transactions (Note 2)                         $ (41,065,687)  $ (66,376,647)
                                                -------------   -------------
    Net increase (decrease) in net assets       $ (55,905,052)  $  12,745,597

NET ASSETS:
  At beginning of year                            457,878,967     445,133,370
                                                -------------   -------------
  At end of year (including undistributed net
    investment income of $53,120,166 and
    $52,881,897, respectively)                  $ 401,973,915   $ 457,878,967
                                                =============   =============


    The accompanying notes are an integral part of the financial statements

                             FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

                                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------------------------------------
                                                         1996              1995            1994            1993            1992
                                                       --------          --------        --------        --------        --------
NET ASSET VALUE - Beginning of year                    $ 9.1300          $ 7.6300        $ 9.1400        $ 9.3600        $ 9.7500
                                                       --------          --------        --------        --------        --------
  Income from operations:
    Net investment income                              $ 0.6260          $ 0.5235        $ 0.5458        $ 0.3626        $ 0.5113
    Net realized and unrealized gain (loss) on
      investments                                       (0.0140)+          1.5195         (1.6678)         0.5524          0.0937
                                                       --------          --------        --------        --------        --------
      Total income (loss) from investment
        operations                                     $ 0.6120          $ 2.0430        $(1.1220)       $ 0.9150        $ 0.6050
                                                       --------          --------        --------        --------        --------
  Less distributions:
    From net investment income                         $(0.5220)        $ (0.3641)       $(0.3880)       $(0.4650)       $(0.5200)
    In excess of net investment income                    --              (0.0389)          --              --              --
    From net realized gain on investment
      transactions                                      (0.4500)          (0.0775)          --            (0.6544)        (0.4750)
    In excess of net realized gain on
      investment transactions                             --              (0.0625)          --            (0.0156)          --
                                                       --------         ---------        --------        --------        --------
      Total distributions                              $(0.9720)        $ (0.5430)       $(0.3880)       $(1.1350)       $(0.9950)
                                                       --------         ---------        --------        --------        --------
NET ASSET VALUE - End of year                          $ 8.7700         $  9.1300        $ 7.6300        $ 9.1400        $ 9.3600
                                                       ========         =========        ========        ========        ========
TOTAL RETURN(2)                                           7.00%            27.52%        (12.28)%           9.49%           6.60%
RATIOS/SUPPLEMENTAL DATA:
 (to average daily net assets)
  Interest expense(1)                                     --                --              --              0.20%           0.29%
  Other expenses(1)                                       1.23%             1.19%           1.18%           1.11%           1.10%
  Net investment income                                   5.59%             4.49%           4.90%           4.64%           5.43%
PORTFOLIO TURNOVER*                                       --                --              --                63%             54%
NET ASSETS AT END OF YEAR (000'S OMITTED)              $401,974          $457,879        $445,133        $629,514        $564,912
LEVERAGE ANALYSIS:(3)
  Amount of debt outstanding at end of
    year (000's omitted)                                  --                --              --              --           $ 47,045
  Average daily balance of debt outstanding
    during year (000's omitted)                           --                --              --           $ 29,906(3)     $ 27,764
  Average weekly balance of shares outstanding
    during year (000's omitted)                           --                --              --             61,377(3)       57,280
  Average amount of debt per share during
    period                                                --                --              --           $  0.487(3)     $  0.485

   *Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover for the period since the Fund transferred substantially all of its investable assets to the
    Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

  + The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(1) Includes the Fund's share of Total Return Portfolio's allocated expenses for the years ended December 31, 1996, 1995 and 1994, and for the period from October 28, 1993, to December 31, 1993.

(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the record date.

(3) The Leverage Analysis is for the period January 1, to October 27, 1993, when the Fund transferred the line of credit to the
    Portfolio. The analysis for the three years ended December 31, 1996 and the period October 28, 1993 to December 31, 1993 is shown in the Portfolio's financial statements which are included elsewhere in this report.

    The accompanying notes are an integral part of the financial statements

                         NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31,1996

(1) SIGNIFICANT ACCOUNTING POLICIES

EV Traditional Total Return Fund (the Fund), is a non-diversified entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is a series in the Eaton Vance Special Investment Trust. The Fund invests all of its investable assets in interests in the Portfolio, a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (87.7% at December 31, 1996). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Valuations of securities by the Portfolio are discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. INCOME -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund.

C. EXPENSE REDUCTION -- The Fund has entered into an arrangement with its custodian agent whereby interest earned on uninvested cash balances are used to offset custody fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

D. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments, options and financial futures transactions. Accordingly, no provision for federal income or excise tax is necessary. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $17,890,475 as capital gain dividends for its taxable year ended December 31, 1996.

E. OTHER -- Investment transactions are accounted for on a trade date basis.

F. DISTRIBUTIONS -- Generally accepted accounting principles require that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital, with no impact to the net asset value of the Fund.

G. USE OF ESTIMATES -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

------------------------------------------------------------------------------
(2) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (with no par value).

Transactions in Fund shares were as follows:

                                                               YEAR ENDED                    YEAR ENDED
                                                           DECEMBER 31, 1996            DECEMBER 31, 1995
                                                       -------------------------    --------------------------
                                                         SHARES         AMOUNT         SHARES         AMOUNT
                                                       ---------    ------------    ----------    ------------
Sales                                                    766,884    $  7,148,549     1,704,188   $  14,083,202
Issued to shareholders electing to receive payment
  of distributions in Fund shares                      3,808,653      33,431,649     2,525,349      21,374,284
Redemptions                                           (8,867,665)    (81,645,885)  (12,417,731)   (101,834,133)
                                                       ---------    ------------    ----------   -------------
    Net decrease                                      (4,292,128)   $(41,065,687)   (8,188,194)  $ (66,376,647)
                                                      ==========    ============    ==========   =============

------------------------------------------------------------------------------
(3) INVESTMENT TRANSACTIONS
Increases and decreases in the Fund's investments in the Portfolio aggregated $10,530,257 and $99,106,880, respectively.

------------------------------------------------------------------------------
(4) SERVICE PLAN
The Fund adopted a Service Plan on July 7, 1993 designed to meet the requirements of Rule 12b-1 under the Investment Company Act of 1940 and the service fee requirements of the revised sales charge rule of The National Association of Securities Dealers Inc. The Service Plan replaced the Fund's distribution plan which became effective on July 1, 1987. The Service Plan provides that the Fund may make service fee payments to the Principal Underwriter, Eaton Vance Distributors, Inc., a subsidiary of Eaton Vance Management, Authorized Firms or other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for any fiscal year. The Trustees have implemented the Service Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund sold by such persons and remaining outstanding for at least twelve months. Such payments are made for personal services and/or the maintenance of shareholder accounts. During the year ended December 31, 1996 the Fund provided for $1,014,582 under the Plan to the Principal Underwriter and Authorized Firms.

------------------------------------------------------------------------------
(5) TRANSACTIONS WITH AFFILIATES
Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See
Note 3 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's of BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Certain of the officers and Trustees of the Fund and Portfolio are officers and directors/trustees of the above organizations.

                      REPORT OF INDEPENDENT ACCOUNTANTS
------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
EV TRADITIONAL TOTAL RETURN FUND:

We have audited the accompanying statement of assets and liabilities of EV Traditional Total Return Fund, a series of Eaton Vance Special Investment Trust, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EV Traditional Total Return Fund, a series of Eaton Vance Special Investment Trust, as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the five years then ended, in conformity with generally accepted accounting principles.

                                              COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
JANUARY 31, 1997

                  --------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 1996
-------------------------------------------------------------------------------
                              COMMON STOCKS - 83.8%
-------------------------------------------------------------------------------
NAME OF COMPANY                              SHARES           VALUE
-------------------------------------------------------------------------------
ELECTRIC UTILITIES - 48.1%
Carolina Power & Light Co.                     200,000       $  7,300,000
Central Louisiana Electric Co.                 215,600          5,955,950
Cilcorp Inc.                                   227,200          8,321,200
CINergy Corp.                                  525,000         17,521,875
DPL Inc.                                       775,000         18,987,500
DQE, Inc.                                      400,000         11,600,000
Edison International                           800,000         15,900,000
Florida Progress Corp.                         700,000         22,575,000
FPL Group, Inc.                                325,000         14,950,000
Illinova Corp.                                 100,000          2,750,000
LG & E Energy Corp.                            198,000          4,851,000
Long Island Lighting Co.                       100,000          2,212,500
National Grid Holdings*                        706,156          2,362,445
NIPSCO Industries, Inc.                        375,000         14,859,375
PECO Energy Co.                                250,000          6,312,500
Pinnacle West Capital Corp.                    350,000         11,112,500
PowerGen PLC*                                1,506,024         14,754,668
Sierra Pacific Resources                       150,000          4,312,500
Southern Electric*                             200,000          2,724,380
Teco Energy, Inc.                              300,000          7,237,500
Texas Utilities Co.                            300,000         12,225,000
WPS Resources Corp.                            350,000          9,975,000
                                                             ------------
                                                             $218,800,893
                                                             ------------
FINANCIAL SERVICES - 5.4%
Bank Plus Corp                                 475,000       $  5,462,500
Echelon International Corp.*                    46,667            729,166
GCR Holdings Ltd.                              437,000          9,723,250
Security First Network Bank*                    40,000            425,000
Surety Capital Corp.*                           91,900            373,344
Wells Fargo & Co                                30,000          8,092,500
                                                             ------------
                                                             $ 24,805,760
                                                             ------------
MEDIA - 0.5%
Ovation Inc.                                   238,168       $  2,214,962
                                                             ------------

NATURAL GAS UTILITIES - 7.6%
Enserch Corp.                                1,025,000       $ 23,575,000
K N Energy                                     150,000          5,887,500
Wicor Inc.                                     150,000          5,381,250
                                                             ------------
                                                             $ 34,843,750
                                                             ------------
REITS - 10.6%
Beacon Properties Corp.                         80,000       $  2,930,000
Cali Realty Corp.                              600,000         18,525,000
First Industrial Realty Trust, Inc.            100,000          3,037,500
Homestead Village, Inc. Warrants                 5,504             44,720
LTC Properties, Inc.                           150,000          2,775,000
Prime Retail, Inc.                             300,000          3,693,750
Redwood Trust, Inc.                            146,500          5,457,125
Security Capital US Realty Trust*              300,000          3,810,000
Vornado Realty Trust                           150,000          7,875,000
                                                             ------------
                                                             $ 48,148,095
                                                             ------------
TELEPHONE UTILITIES - 11.6%
ACC Corp.                                      264,000       $  7,986,000
Bellsouth Corp.                                250,000         10,093,750
Cellnet Data Systems*                          100,000          1,468,750
GTE Corp.                                       50,000          2,275,000
Intercel Inc.*                                 125,000          1,531,250
LCI International, Inc.*                       150,000          3,225,000
Midcom Communications, Inc.*                   190,000          1,615,000
Premiere Technologies, Inc.*                    90,000          2,272,500
Smartalk Teleservices, Inc.*                   260,000          4,517,500
Telco Communications Group, Inc.*              180,000          3,150,000
Tele Save Holdings, Inc.                       265,000          7,685,000
Trescom International, Inc.*                   859,200          6,873,600
                                                             ------------
                                                             $ 52,693,350
                                                             ------------
    TOTAL COMMON STOCKS
      (IDENTIFIED COST,  $326,567,054)                       $381,506,810
                                                             ------------
--------------------------------------------------------------------------------
                       CONVERTIBLE PREFERRED STOCKS - 3.5%
--------------------------------------------------------------------------------
First Washington Realty Trust, 9.75s            45,000       $  1,226,250
Philippines Long Distance
  Telephone, 7s                                150,000          7,650,000
Prime Retail Inc. Series B                      33,206            722,230
SunAmerica Inc., 3.188s*                        40,000          1,690,000
Walden Residential, 9.16s Series B             153,000          4,417,875
                                                             ------------
    TOTAL CONVERTIBLE PREFERRED STOCKS
      (IDENTIFIED COST, $14,532,091)                         $ 15,706,355
                                                             ------------
--------------------------------------------------------------------------------
                             PREFERRED STOCKS - 3.5%
--------------------------------------------------------------------------------
Fidelity Federal Bank, 12s*                    250,000       $  7,062,500
Walden Residential Properties                  340,000          8,670,000
                                                             ------------
    TOTAL PREFERRED STOCKS
      (IDENTIFIED COST, $14,762,500)                         $ 15,732,500
                                                             ------------
--------------------------------------------------------------------------------
                                CONVERTIBLE BONDS - 7.9%
--------------------------------------------------------------------------------
                                             FACE AMOUNT
NAME OF COMPANY                             (000'S OMITTED)       VALUE
--------------------------------------------------------------------------------
Assisted Living, 7s, 8/15/05                   $ 2,000       $  2,175,000
Cirrus Logic, 6s, 12/15/03                       2,500          2,290,625
Emeritus Corp., 6.25s, 1/1/06                    4,750          3,859,375
Midcom Communications,
  8.25s, 8/15/03*                               10,000          9,200,000
Novacare Inc. 5.5s, 1/15/00                      5,000          4,575,000
Ovation Inc., 9.75s, 2/22/01*                    2,000          2,000,000
SA Telecommunications,
  10s, 8/15/06                                   3,000          2,925,000
Sterling House, 6.75s, 6/30/06*                  3,000          2,160,000
U.S. Filter Corp., 4.5s, 12/15/99*               2,000          2,042,500
VLSI Technology, 8.25s, 10/1/05*                 5,000          4,975,000
                                                             ------------
    TOTAL CONVERTIBLE BONDS
      (IDENTIFIED COST, $38,409,222)                         $ 36,202,500
                                                             ------------
--------------------------------------------------------------------------------
                             CORPORATE BONDS - 1.1%
--------------------------------------------------------------------------------
Bank United, 10.25s, 12/31/26                  $ 3,000       $  3,000,000
Mego Mortgage Corp., 12.5s, 12/1/01              2,000          2,000,000
                                                             ------------
    TOTAL CORPORATE BONDS
      (IDENTIFIED COST, $5,000,000)                          $  5,000,000
                                                             ------------

--------------------------------------------------------------------------------
                          SHORT-TERM OBLIGATION - 0.6%
--------------------------------------------------------------------------------
Associates Corp. of North America,
  6.5s, 1/2/97                                 $ 2,640       $  2,639,523
                                                             ------------
    TOTAL SHORT-TERM OBLIGATION,
      AT AMORTIZED COST                                      $  2,639,523
                                                             ------------
    TOTAL INVESTMENTS - 100.4%
      (IDENTIFIED COST, $401,910,390)                        $456,787,688
    OTHER ASSETS, LESS LIABILITIES - (0.4%)                    (1,720,693)
                                                             ------------
    NET ASSETS - 100%                                        $455,066,995
                 ===                                         ============

*Non-income producing security.

                 The accompanying notes are an integral part
                         of the financial statements

                ------------------------------------------------
                             FINANCIAL STATEMENTS
                     STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------
                              December 31, 1996
------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Note 1A) (identified cost,
    $401,910,390)                                               $456,787,688
  Cash                                                                 1,841
  Receivable for investments sold                                     30,625
  Dividends receivable                                             1,140,527
  Interest receivable                                              1,080,620
  Deferred organization expenses (Note 1H)                             7,621
  Foreign tax reclaim receivable                                      45,260
  Other receivables                                                   15,213
                                                                ------------
      Total assets                                              $459,109,395

LIABILITIES:
  Payable for investments purchased                 $3,939,797
  Payable to affiliate --
    Trustees' fees                                       5,224
  Accrued expenses                                      97,379
                                                    ----------
      Total liabilities                                            4,042,400
                                                                ------------
NET ASSETS applicable to investors' interest in Portfolio       $455,066,995
                                                                ============

SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
    withdrawals                                                 $400,174,992
  Unrealized appreciation of investments and
    foreign currencies (computed on the basis
    of identified cost)                                           54,892,003
                                                                ------------
      Total net assets                                          $455,066,995
                                                                ============






    The accompanying notes are an integral part of the financial statements

                                      STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------------------------
                               For the Year Ended December 31, 1996
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividend income (net of withholding taxes, $1,559,681)                        $ 29,112,169
    Interest income                                                                  4,332,092
                                                                                  ------------
        Total income                                                              $ 33,444,261
  Expenses --
    Investment adviser fee (Note 3)                            $  3,690,566
    Compensation of Trustees not members of the
      Investment Adviser's organization (Note 3)                     21,333
    Custodian fee                                                   214,625
    Commitment fee (Note 4)                                         142,463
    Legal and accounting services                                    57,359
    Amortization of deferred organization expenses
      (Note 1H)                                                       4,209
    Miscellaneous                                                    65,788
                                                               ------------
      Total expenses                                                                 4,196,343
                                                                                  ------------
        Net investment income                                                     $ 29,247,918

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (identified cost basis) --
    Investment transactions                                    $ 46,853,646
    Foreign currency and forward foreign currency
      exchange contracts                                            14,700
                                                               ------------
      Net realized gain on investments and foreign
        currency                                                                  $ 46,868,346
  Change in unrealized appreciation --
    Investment transactions                                    $(41,696,594)
    Foreign currency transactions and forward foreign
      currency contracts                                             (2,255)
                                                               ------------
      Net change in unrealized appreciation                                        (41,698,849)
                                                                                  ------------
          Net realized and unrealized gain on investments                            5,169,497
                                                                                  ------------
            Net increase in net assets resulting from operations                  $ 34,417,415
                                                                                  ============





    The accompanying notes are an integral part of the financial statements

                     STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------
                                                   YEAR ENDED DECEMBER 31,
                                                ------------------------------
                                                     1996            1995
                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment income                       $  29,247,918   $  24,296,939
    Net realized gain on investment
      transactions                                 46,868,346      16,628,404
    Change in unrealized appreciation
      (depreciation) of investments               (41,698,849)     82,965,652
                                                -------------   -------------
      Net increase in net assets resulting
        from operations                         $  34,417,415   $ 123,890,995
                                                -------------   -------------
  Capital transactions --
    Contributions                               $  18,255,080   $  29,142,153
    Withdrawals                                  (119,275,825)   (136,929,715)
                                                -------------   -------------
      Decrease in net assets resulting from
        capital transactions                    $(101,020,745)  $(107,787,562)
                                                -------------   -------------
        Net increase (decrease) in net assets   $ (66,603,330)  $  16,103,433

NET ASSETS:
  At beginning of year                            521,670,325     505,566,892
                                                -------------   -------------
  At end of year                                $ 455,066,995   $ 521,670,325
                                                =============   =============

    The accompanying notes are an integral part of the financial statements

                                          SUPPLEMENTARY DATA
-----------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                              1996       1995       1994       1993*
                                                              ----       ----       ----       -----
RATIOS (to average daily net assets):
  Expenses                                                    0.85%      0.84%      0.85%      0.91%+
  Net investment income                                       5.94%      4.83%      5.22%      4.57%+

PORTFOLIO TURNOVER                                             166%       103%       107%        16%
AVERAGE COMMISSION RATE PAID(1)                             $0.0374        --         --         --
LEVERAGE ANALYSIS:
  Average daily balance of debt outstanding
  during period (000'somitted)                                 $217       $232     $3,137    $15,452

   +Computed on an annualized basis.
   *For the period from the start of business, October 28, 1993, to December 31,
    1993.
(1) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged.

                   ------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

--------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
Total Return Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified open-end investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sales prices or, if there has been no sale, at the mean between the closing bid and asked prices. Unlisted securities are valued at the mean between the latest available bid and asked prices. Options and financial futures contracts are valued at the last sale price, as quoted on the principal exchange or board of trade on which such options or contracts are traded or, in the absence of a sale, the mean between the last bid and asked prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value. Securities for which market quotations are unavailable are appraised at their fair value as determined in good faith by or at the direction of the Trustees.

B. INCOME TAXES -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investors' distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

C. EXPENSE REDUCTION -- The Portfolio has entered into an arrangement with its custodian agent whereby interest earned on uninvested cash balances are used to offset custody fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

D. OPTION ACCOUNTING PRINCIPLES -- Upon the writing of a covered call option, an amount equal to the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written in accordance with the Portfolio's policies on investment valuations discussed above. Premiums received from writing call options which expire are treated as realized gains. Premiums received from writing call options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. The Portfolio, as writer of a call option, may have no control over whether the underlying securities may be sold and, as a result, bears the market risk for an unfavorable change in the price of the securities underlying the written option.

E. FINANCIAL FUTURES CONTRACTS -- Upon the entering of a financial futures contract, the Portfolio is required to deposit an amount ("initial margin") either in cash or securities equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. When the Portfolio enters into a closing transaction, the Portfolio will realize for book purposes a gain or loss equal to the difference between the value of the financial futures contract to sell and the financial futures contract to buy. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates, security prices, commodity prices or currency exchange rates. Should interest rates, security prices, commodity prices or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F. FOREIGN CURRENCY TRANSLATION -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

G. DELAYED DELIVERY TRANSACTIONS -- The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place at a period in time after the date of the transaction. At the time the transaction is negotiated, the price of the security that will be delivered and paid for are fixed. Losses may arise due to changes in the market value of the underlying securities if the counterparty does not perform under the contract.

H. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

I. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are determined on the identified cost basis.

J. USE OF ESTIMATES -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

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(2) INVESTMENT TRANSACTIONS
Purchases and sales of investments, other than short-term obligations, aggregated $794,432,128 and $857,511,361, respectively.

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(3) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net asets. For the year ended December 31, 1996, the fee was equivalent to 0.75% of the Portfolio's average net assets for such period and amounted to $3,690,566. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 1996, no significant amounts have been deferred.

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(4) LINE OF CREDIT
The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a committed $120 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above the banks' adjusted certificate of deposit rate, eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 1996.

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(5) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation/depreciation in value of the investments owned at December 31, 1996, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $402,571,302
                                                                  ============
Gross unrealized appreciation                                     $ 66,577,466
Gross unrealized depreciation                                       11,039,667
                                                                  ------------
Net unrealized appreciation                                       $ 55,537,739
                                                                  ============
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(6) FINANCIAL INSTRUMENTS
The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

  At December 31, 1996 there were no outstanding obligations under these financial instruments.

                      REPORT OF INDEPENDENT ACCOUNTANTS
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TO THE TRUSTEES AND INVESTORS OF
TOTAL RETURN PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of Total Return Portfolio, including the portfolio of investments, as of December 31, 1996, the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years then ended and supplementary data for each of the three years then ended and for the period from October 23, 1993 (start of business) to December 31, 1993. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Total Return Portfolio as of December 31, 1996, the results of its operations for the year then ended and the changes in its net assets for each of the two years then ended and the supplementary data for each of the three years then ended, and for the period from October 23, 1993 (start of business), to December 31, 1993, in conformity with generally accepted accounting principles.

                                            COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
JANUARY 30, 1997

                             INVESTMENT MANAGEMENT

EV TRADITIONAL    OFFICERS                  TRUSTEES
TOTAL RETURN      JAMES B. HAWKES           M. DOZIER GARDNER
FUND              President, Trustee        Vice Chairman, EVM
24 Federal Street EDWARD E. SMILEY, JR.     DONALD R. DWIGHT
Boston, MA 02110  Vice President            President, Dwight Partners, Inc.
                  JAMES L. O'CONNOR         Chairman, Newspapers of
                  Treasurer                 New England, Inc.
                  THOMAS OTIS               SAMUEL L. HAYES, III
                  Secretary                 Jacob H. Schiff Professor of
                                            Investment Banking, Harvard
                                            University Graduate School of
                                            Business Administration
                                            NORTON H. REAMER
                                            President and Director, United Asset
                                            Management Corporation
                                            JOHN L. THORNDIKE
                                            Director, Fiduciary Company
                                            Incorporated
                                            JACK L. TREYNOR
                                            Investment Adviser and Consultant
                  --------------------------------------------------------------
TOTAL RETURN      OFFICERS                  TRUSTEES
PORTFOLIO         M. DOZIER GARDNER         DONALD R. DWIGHT
24 Federal Street President, Trustee        President,
Boston, MA 02110  JAMES B. HAWKES           Dwight Partners, Inc.
                  Vice President, Trustee   Chairman, Newspapers of
                  TIMOTHY O'BRIEN           New England, Inc.
                  Vice President and        SAMUEL L. HAYES, III
                  Portfolio Manager         Jacob H. Schiff Professor of
                  JAMES L. O'CONNOR         Investment Banking,
                  Treasurer                 Harvard University
                  THOMAS OTIS               Graduate School of
                  Secretary                 Business Administration
                                            NORTON H. REAMER
                                            President and Director, United Asset
                                            Management Corporation
                                            JOHN L. THORNDIKE
                                            Director, Fiduciary Company
                                            Incorporated
                                            JACK L. TREYNOR
                                            Investment Adviser and Consultant